UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2015

AMERICAN MIDSTREAM PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware                001-35257                27-0855785

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1400 16th Street, Suite 310 Denver, Colorado (Address of principal executive offices)	80202 (Zip Code)

Registrant’s telephone number, including area code: (720) 457-6060

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On October 2, 2014, American Midstream Partners, L.P. (the “Partnership”) received a “Notice of Beginning of Administrative Proceeding” (the “NBAP”) relating to the Internal Revenue Service (the “IRS”) commencing an audit of the Partnership’s 2012 Form 1065 federal tax return.  Under IRS regulations, the Partnership was required to communicate the NBAP to all limited partners who hold less than 1% of its outstanding units (Non-Notice Partners) within 75 days of receipt of the NBAP.  To provide the NBAP to its Non-Notice Partners, the Partnership posted the NBAP on its website under Investor Relations and filed a Current Report on Form 8-K with the Securities Exchange Commission on November 19, 2014
On June 19, 2015, the Partnership received a No Adjustments Letter relating to the IRS audit of Partnership’s 2012 Form 1065 federal tax return.  There were no adjustments proposed by the IRS for the Partnership’s 2012 Form 1065 federal tax return.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
EXHIBIT INDEX

Exhibit No.	Description
99.1	No Adjustments Letter

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Midstream Partners, LP

	By:	American Midstream GP, LLC,
its General Partner

Date: June 24, 2015	By:	/s/ Daniel C. Campbell
	Name:	Daniel C. Campbell
	Title:	Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	No Adjustments Letter